EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   25-Feb-05                                                          28-Feb-05

   Distribution Date:       BMW Vehicle Owner Trust 2003-A             Period #
   25-Mar-05                ------------------------------                   23

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   Balances
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
                                                                                Initial        Period End
      Receivables                                                        $1,643,640,298      $554,961,620
      Reserve Account                                                       $12,327,302        $9,711,828
      Yield Supplement Overcollateralization                                 $9,034,825        $3,206,221
      Class A-1 Notes                                                      $380,000,000                $0
      Class A-2 Notes                                                      $455,000,000                $0
      Class A-3 Notes                                                      $470,000,000      $222,149,926
      Class A-4 Notes                                                      $296,913,000      $296,913,000
      Class B Notes                                                         $32,692,000       $32,692,000

   Current Collection Period
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      Beginning Receivables Outstanding                                    $585,945,158
      Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
             Receipts of Scheduled Principal                                $18,257,830
             Receipts of Pre-Paid Principal                                 $12,122,410
             Liquidation Proceeds                                              $300,315
             Principal Balance Allocable to Gross Charge-offs                  $302,983
         Total Receipts of Principal                                        $30,983,538

         Interest Distribution Amount
             Receipts of Interest                                            $2,384,952
             Servicer Advances                                                  $67,727
             Reimbursement of Previous Servicer Advances                             $0
             Accrued Interest on Purchased Receivables                               $0
             Recoveries                                                         $95,964
             Net Investment Earnings                                            $16,316
         Total Receipts of Interest                                          $2,564,959

         Release from Reserve Account                                                $0

      Total Distribution Amount                                             $33,245,514

      Ending Receivables Outstanding                                       $554,961,620

   Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                  $161,937
      Current Period Servicer Advance                                           $67,727
      Current Reimbursement of Previous Servicer Advance                             $0
      Ending Period Unreimbursed Previous Servicer Advances                    $229,663

   Collection Account
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      Deposits to Collection Account                                        $33,245,514
      Withdrawals from Collection Account
         Servicing Fees                                                        $488,288
         Class A Noteholder Interest Distribution                            $1,034,913
         First Priority Principal Distribution                                       $0
         Class B Noteholder Interest Distribution                               $79,823
         Regular Principal Distribution                                     $30,790,870
         Reserve Account Deposit                                                     $0
         Unpaid Trustee Fees                                                         $0
         Excess Funds Released to Depositor                                    $851,621
      Total Distributions from Collection Account                           $33,245,514


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   Excess Funds Released to the Depositor
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         Release from Reserve Account                                          $542,212
         Release from Collection Account                                       $851,621
      Total Excess Funds Released to the Depositor                           $1,393,833

   Note Distribution Account
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      Amount Deposited from the Collection Account                          $31,905,605
      Amount Deposited from the Reserve Account                                      $0
      Amount Paid to Noteholders                                            $31,905,605

   Distributions
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      Monthly Principal Distributable Amount                            Current Payment    Ending Balance Per $1,000        Factor
      Class A-1 Notes                                                                $0                $0      $0.00         0.00%
      Class A-2 Notes                                                                $0                $0      $0.00         0.00%
      Class A-3 Notes                                                       $30,790,870      $222,149,926     $65.51        47.27%
      Class A-4 Notes                                                                $0      $296,913,000      $0.00       100.00%
      Class B Notes                                                                  $0       $32,692,000      $0.00       100.00%

      Interest Distributable Amount                                     Current Payment        Per $1,000
      Class A-1 Notes                                                                $0             $0.00
      Class A-2 Notes                                                                $0             $0.00
      Class A-3 Notes                                                          $408,921             $0.87
      Class A-4 Notes                                                          $625,992             $2.11
      Class B Notes                                                             $79,823             $2.44



   Carryover Shortfalls
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                                                                                 Prior
                                                                            Period Carryover   Current Payment   Per $1,000
      Class A-1 Interest Carryover Shortfall                                         $0                $0           $0
      Class A-2 Interest Carryover Shortfall                                         $0                $0           $0
      Class A-3 Interest Carryover Shortfall                                         $0                $0           $0
      Class A-4 Interest Carryover Shortfall                                         $0                $0           $0
      Class B Interest Carryover Shortfall                                           $0                $0           $0


   Receivables Data
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                                                                       Beginning Period        Ending Period
      Number of Contracts                                                        38,896            37,914
      Weighted Average Remaining Term                                             31.82             30.96
      Weighted Average Annual Percentage Rate                                     5.18%             5.18%

      Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
         Current                                                           $501,362,648            90.34%
         1-29 days                                                          $43,004,400             7.75%
         30-59 days                                                          $8,002,364             1.44%
         60-89 days                                                          $1,093,755             0.20%
         90-119 days                                                           $436,746             0.08%
         120-149 days                                                        $1,061,706             0.19%
         Total                                                             $554,961,620           100.00%
         Delinquent Receivables +30 days past due                           $10,594,572             1.91%


      Write-offs
         Gross Principal Write-Offs for Current Period                         $302,983
         Recoveries for Current Period                                          $95,964
         Net Write-Offs for Current Period                                     $207,019

         Cumulative Realized Losses                                          $6,124,887


      Repossessions                                                       Dollar Amount             Units
         Beginning Period Repossessed Receivables Balance                    $1,634,799                88
         Ending Period Repossessed Receivables Balance                       $1,577,988                83
         Principal Balance of 90+ Day Repossessed Vehicles                     $393,410                20


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   Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                       $3,398,890
      Beginning Period Amount                                                $3,398,890
      Ending Period Required Amount                                          $3,206,221
      Current Period Release                                                   $192,669
      Ending Period Amount                                                   $3,206,221
      Next Distribution Date Required Amount                                 $3,019,040

   Reserve Account
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      Beginning Period Required Amount                                      $10,254,040
      Beginning Period Amount                                               $10,254,040
      Net Investment Earnings                                                   $16,316
      Current Period Deposit                                                         $0
      Current Period Release to Collection Account                                   $0
      Current Period Release to Depositor                                      $542,212
      Ending Period Required Amount                                          $9,711,828
      Ending Period Amount                                                   $9,711,828

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